Capital management	12 Months Ended
Dec. 31, 2020
Capital management [Abstract]
Capital management	Capital management
The PagSeguro Group monitors capital based on the gearing ratio which corresponds to net debt divided by total capital. Net debt is calculated as total borrowings (including current and non-current borrowings as shown in the consolidated balance sheet) less cash and cash equivalents. Total capital is calculated as equity as shown in the consolidated balance sheet plus net debt.
The PagSeguro Group had no loans on December 31, 2020, and December 31, 2019. Therefore, no gearing ratio is presented.